March 16, 2012

Dreyfus New Jersey Municipal Bond Fund, Inc.

Supplement to Prospectus
dated May 1, 2011

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled “Fund Summary – Portfolio Management.”

The fund’s investment adviser is The Dreyfus Corporation.  The fund's primary portfolio managers are Daniel Barton, CFA and Jeffrey Burger, positions they have held since December 2009 and March 2012, respectively.  Mr. Barton is a senior analyst for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation.  Mr. Burger is a senior analyst for tax sensitive strategies at Standish.  Messrs. Barton and Burger are also employees of The Dreyfus Corporation.

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled “Fund Details – Management.”

The fund's primary portfolio managers are Daniel Barton, CFA and Jeffrey Burger, positions they have held since December 2009 and March 2012, respectively.  Mr. Barton is a senior analyst for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since 2005.  Mr. Burger is a senior analyst for tax sensitive strategies at Standish, where he has been employed since July 2009.  Prior to joining Standish, Mr. Burger was a portfolio manager and senior analyst at Columbia Management.  Messrs. Barton and Burger also manage certain other municipal bond funds managed by Dreyfus, where they have been employed since December 2009.